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                                                                    EXHIBIT 32.1

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Footstar, Inc. (the "Company") for the fiscal year ended December 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date: March 15, 2007


By: /s/ Jeffrey A. Shepard
    ---------------------------------
Jeffrey A. Shepard
Chief Executive Officer and President


By: /s/ Michael J. Lynch
    ---------------------------------
Michael J. Lynch
Chief Financial Officer -
Senior Vice President
(Principal Financial Officer)